united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17645 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2019

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

www.JAGCapitalFunds.com	855-552-4596

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.JAGCapitalFunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 855-552-4596. Your election to receive reports in paper will apply to all funds held within the fund complex.

If you own these shares through a financial intermediary (such as a broker-dealer or bank), you may elect to receive paper copies or electronic copies of shareholder reports by contacting your financial intermediary. If you do not own these shares through a financial intermediary, you may elect to receive electronic copies of the shareholder reports by calling the Fund at 855-552-4596 or elect to receive paper copies of the shareholder reports by following the instructions included. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

March 31, 2019

Semi-Annual Shareholder Letter

Dear Shareholder:

Storm clouds gave way to sunshine for investors during the first quarter of 2019, resulting in very strong returns for risk assets. The S&P 500 Index posted a 13.65% return in the three months ended 3/31/19, representing its best quarterly gain since late 2009 and its best first quarter since 1998. As if investors needed to be reminded, the seven months ended 3/31/19 have provided yet another example of the fickle nature of financial markets. In that short span of time, the S&P 500 has gone from setting all-time highs last September, to a roughly 20% decline that bottomed with capitulative selling on Christmas Eve, only to rally furiously back to within 3% of the record high. Besides providing an excellent example of the futility of market-timing, recent experience buttresses the point that short-term volatility is the price equity investors must pay to capture the premium long-term return potential of stocks. Decades of evidence has shown that investors who overreact to the inherently schizophrenic nature of stock prices tend to earn substantially lower returns than they would have otherwise.

Federal Reserve policy has been in the spotlight in recent months. Remember that after years of maintaining the Fed Funds rate at zero, the Fed began raising short-term rates in December 2015. Including the most recent .25% increase in December 2018, the Fed has hiked rates nine times over the past three years. Furthermore, as late as early October of last year, the Fed was indicating that future rate hikes were likely to occur into 2020. But as is always the case, investors and markets get to “vote” on central bank policies. The Fed heavily influences short-term bond yields via their power to set the Fed Funds rate. But market forces set equity prices, intermediate-to-long term Treasury bond yields, credit spreads, currency exchange rates, and a variety of other tradeable instruments. Late last year, investors began to signal that the Fed’s hawkish tone on interest rates was wrong-footed. Stocks sold off by almost 20% between late September and late December, and credit spreads widened materially. By early January 2019, bond investors were demanding 64 basis points more yield to finance Baa-rated bonds than they had during the first week of last October. This was the biggest 60 trading-day increase in investment-grade credit spreads since late 2011, and it translated into much higher costs of debt capital for domestic corporations. In effect, the markets tightened financial conditions all by themselves, and in doing so they did much of the Fed’s heavy lifting for them. While we have no special insight into the mindset of Fed Chairman Powell or his colleagues, their recent comments have downplayed the prospects for further rate hikes in 2019. We think this dynamic has contributed to the strong rebound in stock prices so far this year. More importantly, we think the Fed would be correct to keep future rate increases on hold in the coming months. After all, inflation remains subdued, the US and China remain embroiled in contentious trade negotiations, and the pace of global economic growth is slowing. In our opinion, this is not the type of environment that would indicate aggressive or hawkish Fed policy.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4598-NLD-4/16/2019

Last quarter marked the 10th anniversary of the final act of the most traumatic bear market since the 1930’s. Capping a harrowing decline of more than 55% over the preceding 17 months, the S&P 500 closed at 676.53 on March 10, 2009. At the time, investors were understandably terrified that conditions would get worse before they got better, and there was no shortage of pundits stoking their fears. In fact, some smart people made the case that investment markets would never get better. Bill Gross, a famed bond fund manager at PIMCO who was one of the most visible investment prognosticators in the world, went so far as to say that “things will never be the same…stocks will be more of a subordinated income vehicle as opposed to a ’stocks for the long run’ growth vehicle.” Mr. Gross made these comments on February 26, 2009, less than two weeks before what was to become one of the best buying opportunities for stocks since the Great Depression.

After finding its footing in March 2009, the S&P 500 has returned more than 338% including dividends over the past ten years. This translates into an average annualized total return of 15.9%, which ranks it in the top 20% of all 10-year periods since 1936. On an inflation-adjusted basis, the post-Financial Crisis bull market has been even more impressive. The 13.9% annualized trailing 10 year “real” return of the S&P 500 ranks in the top 12% of all 10-year periods in the last 83 years.

Unfortunately, it appears many real-life investors have not fared nearly as well as the major indexes over the past decade. Since 1994, the research firm DALBAR has published annual reports that detail their analysis into the effects of investor decision-making on investor results. Their methodology examines monthly data on mutual fund sales, redemptions and exchanges to provide a measure of investor behavior. They use these behavioral findings to calculate the average investor return in the underlying funds, which can then be compared to respective indices. DALBAR’s 2019 Quantitative Analysis of Investor Behavior (QAIB) Report details some fascinating findings. Their data shows that the Average Equity Fund Investor earned an average annualized return of only 9.66% in the ten years ending 12/31/18, compared to 13.12% for the S&P 500. Over the past 30 years, the S&P 500 produced annualized returns of 9.97%, almost 6% higher than the 4.09% returns earned by DALBAR’s Average Equity Fund Investor cohort.

	Average Equity Fund Investor (%)	Average Fixed Income Fund Investor (%)	Average Asset Allocation Fund Investor (%)	S&P 500 (%)	Bloomberg- Barclays Aggregate Bond Index (%)	Inflation (%)
30 Year	4.09%	0.26%	1.79%	9.97%	6.10%	2.49%
20 Year	3.88%	0.22%	1.87%	5.62%	4.55%	2.17%
10 Year	9.66%	0.70%	4.53%	13.12%	3.48%	1.82%
5 Year	3.96%	-0.40%	1.50%	8.49%	2.52%	1.56%
3 Year	5.58%	-0.11%	1.84%	9.26%	2.06%	2.04%
12 Month	-9.42%	-2.84%	-6.97%	-4.38%	0.01%	1.93%

Source: 2019 DALBAR QAIB Report, www.dalbar.com

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4598-NLD-4/16/2019

It is worth noting DALBAR’s methodology calculates the returns earned by the average investor. As such, some investors earned more than the average, and others less. For those who earned less, the magic of compound interest can result in large differences in long term wealth creation. Consider two investors, both who invest an initial amount of $100,000 for 30 years. One earns average annualized returns of 10%, while the other earns returns of only 4% (note that we are intentionally using 30-year rates-of-return that approximate to the S&P 500 and the DALBAR Average Equity Fund Investor from the table above). $100,000 compounded for 30 years at 4%/year grows into $324,339. This sounds impressive, until one realizes that the same $100,000 compounded at 10%/year grows into over $1.7 million!

Of course, “average annual returns” can be reduced into clean facts and figures, but real-life experience is much lumpier. In practice, investment returns for any given year are rarely “average.” Markets zig and zag – sometimes wildly – over various time intervals, and it is only in the fullness of long spans of time that the average rates of return become evident. In practice, price volatility compels many investors to make mistakes. They switch investments too frequently, they buy when markets are high, and they sell when markets are dropping. Over long periods of time, the cumulative effect of these errors can be profound.

Your Fund generated decent but unspectacular relative performance during the 1st quarter. For the three months ended March 31, 2019, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of 14.66%, and 14.69%, respectively, compared to the cumulative 16.10% total return of the Russell 1000 Growth Index. While the Fund managed to beat the S&P 500’s 13.65% quarterly return (including dividends), our modest lag versus the Russell benchmark was largely attributable to stock selection effects.

As is almost always the case, security selection determines how our portfolio fares over most time periods. This past quarter, our relative returns were negatively impacted by our decision to avoid Apple (AAPL) and Facebook (FB). At a combined $1.4 trillion in market capitalization, these two companies collectively represent almost 10% of the Russell 1000 Growth Index, and they both generated outsized gains last quarter. Therefore, our decision to avoid AAPL and FB cost us roughly .6% in relative returns compared to the Russell. These “sins of omission” comprised the majority of our quarterly underperformance against the style benchmark.

We have been on the sidelines with Facebook since last March 2018, when we liquidated our position in the high $170’s/share after news broke of the Cambridge Analytica data scandal. This sordid saga continues play out, and the company’s data privacy policies remain under the intense scrutiny of regulators and politicians around the world. Consequently, we expect Facebook will be forced to make additional disclosures and platform changes in the coming months. Meanwhile, the company’s growth metrics and competitive moat appear to be largely intact, and the stock’s valuation is attractive. Trading at roughly 22x earnings and sporting a 20%+ top-line growth rate, FB shares are the cheapest they have been since the company came public in 2012. For now, we think the risk of further negative news outweighs the potential rewards for investors. But we admit to being interested observers, and we reserve the right to change our minds if and when circumstances change.

Apple is a different type of investment situation altogether, and we find ourselves among the skeptics regarding the company’s growth prospects. Despite management’s attempt to shift the investment narrative to their still small (but growing) services business, Apple remains heavily dependent upon the iPhone for over 60% of its revenues. Given that the global smartphone penetration is at or near saturation, we agree with many observers who think the company needs to innovate into faster-growing, higher-margin end markets. So far, this has not occurred. Even within their dominant market position in smartphones, Apple’s technology lead may be under siege. Recent reports indicate that Samsung will deliver 5G-enabled phones to the market as much as 6-12 months ahead of

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4598-NLD-4/16/2019

Apple. Given the fact that the 5G replacement cycle could be the next huge upgrade cycle in consumer electronics, failing to meet Samsung on the battlefield with a compelling alternative could prove costly to Apple. Time will tell. In the meantime, the shares trade at roughly 17x earnings, despite the fact that they are not expected to generate positive revenue and earnings growth until 2020. We continue to be comfortable maintaining no position.

The Fund’s results from the trailing six-month period are less favorable. For the six months ended March 31, 2019, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of -5.08%, and -4.97%, respectively, compared to the cumulative -2.34% return of the Russell 1000 Growth Index. As we have discussed previously, the last several months of 2018 were characterized by extremely high volatility, and the share prices of many of the higher-growth companies that we own in the Fund experienced more than their fair share of short-term price declines. While we do not like to underperform the broader markets over any time period, shorter-term underperformance is inevitable with our focused style of growth investing. We remain optimistic that the Fund continues to be positioned for competitive performance in the years ahead.

We believe the near-20% correction in late 2018 constituted an important re-set in stock valuations and investor sentiment. By the end of the year, the S&P 500 was trading at multi-year lows on a forward P/E basis, and its forward earnings yield was at multi-year highs. There were also technical signals that pointed to signs of historically capitulative selling activity on Christmas Eve. While the current rally in stock prices has been impressive in its speed and magnitude, it is important to note that the S&P 500 remains at roughly the same levels it traded at last October and last January. With apologies to Shakespeare, the last 15 months of price action in the broader market has been a lot of “sound and fury, signifying nothing.”

Looking forward, there are a variety of puts and takes for equity investors to consider. Well-publicized headwinds abound, including the rising probability of a disruptive “hard Brexit,” slower economic growth here and abroad, continuing US/China trade tensions, ever-present political risks here in the US (i.e. Trump tweets), and decelerating corporate earnings growth. That which is well-known tends to be well-discounted by market participants. Therefore, we doubt that any of these particular pain points will end up having a significant impact on financial markets in the coming months. We do see a few other, lesser-known risks. One of these is the prospect of more supply being infused into the publicly-traded equity markets. Several large, well-funded “unicorn” stocks are expected to join Lyft (LYFT) in conducting initial public offerings in the coming months, including Uber, Slack, and Airbnb. These companies could introduce as much as $180 billion of new shares to be digested by investors. While some pundits argue that strong IPO performance could drive better investment sentiment and spur multiple expansion, we continue to carry the scars from the 1999-2000 boom in IPO activity (which, to put it mildly, did not end well). At the margin, we think a material ramp of new supply into the public markets could be a headwind to the broader markets.

While it is vanishingly unlikely that stocks will be able to maintain their current torrid pace of gains throughout the remainder of 2019, we continue to see more roses than thorns for equity investors. As we alluded to earlier, the Fed’s tightening cycle appears to be on hold for now. Hand-wringing over the small inversion in the 10yr/3month Treasury yield curve aside, a dovish Fed makes it more likely that the curve may normalize a bit in the coming months. To the extent that overall interest rates remain subdued, equity valuations have room to expand from here. Indeed, if we could know with certainty that 10yr Treasury yields would stay below 3% for the next 10 years (note: we cannot know this), stocks would be indeed very cheap at current levels. For those – like us – who are inclined to take cues from the credit markets, yield spreads have been tightening for both investment-grade and junk bonds since late last year. Historically, this sort of benign environment for risky corporate credit has indicated low

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4598-NLD-4/16/2019

odds of a near/intermediate term recession. We are also heartened by the fact that investor sentiment remains subdued.

According to Bank of America/Merrill Lynch’s Global Fund Manager Survey, portfolio managers’ allocation to equities recently sank to their lowest levels in over two years. Their equity allocation levels are now similar to previous levels that corresponded to stock market bottoms, including 2011, 2012, and 2016. Similarly, according to ICI, equity mutual fund and ETF flows have been consistently negative over the past year. Where is this money going? A good chunk of it is flowing into super-safe money market funds. Thomas Lee from Fundstrat notes that money market balances have rocketed by 10% over the past 4 months, to their highest levels since March 2010. High pessimism, stoked by well-known challenges, has historically tended to precede subsequently bullish market outcomes.

Technology remains our favorite hunting ground. Our research points us to several secular (not cyclical) tailwinds that we expect to continue to drive strong revenue and earnings growth for selected companies. These include the ongoing build-out of datacenters, fintech, and the ramping of infrastructure to support the roll-out of 5G wireless technology. For example, we see Intel (INTC) as being a beneficiary of both datacenter spending and – longer-term – the transition to 5G. Ciena (CIEN) and Arista Networks (ANET) build hardware and software to enable faster and denser digital networks. PayPal (PYPL) and Square (SQ) are two of our larger financial technology holdings, and they are each building electronic payment platforms to serve consumers and businesses. In doing so, they threaten the traditional business models of banks, particularly as it relates to small- and medium-sized businesses.

All of us at JAG wish you a happy, healthy, and prosperous spring and summer.

Best regards,

Norman B. Conley III

Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4598-NLD-4/16/2019

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for each of the periods ended March 31, 2019 compared to its benchmark:

			3 Year Return	5 Year Return	Since Inception(a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	(5.08)%	11.10%	18.78%	12.87%	15.04%
Class A with 5.75% load	(10.55)%	4.72%	16.45%	11.54%	14.11%
Class I	(4.97)%	11.40%	19.05%	13.15%	15.31%
Russell 1000 Growth Total Return Index(b)	(2.34)%	12.75%	16.53%	13.50%	15.99%
S&P 500 Total Return Index(c)	(1.72)%	9.50%	13.51%	10.91%	14.24%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% of the Fund’s average daily net assets through January 31, 2020, for Class A and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.75% and 1.50% for the JAG Large Cap Growth Fund’s Class A and Class I shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(c)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Top 10 Holdings by Industry	% of Net Assets
Software	30.2%
Retail	12.1%
Commercial Services	9.4%
Internet	6.8%
Semiconductors	6.7%
Diversified Financial Services	6.0%
Telecommunications	5.6%
Pharmaceuticals	3.7%
Healthcare-Services	3.1%
Insurance	2.9%
Other / Cash & Cash Equivalents	13.5%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.3%
	BEVERAGES - 0.9%
21,600	Keurig Dr. Pepper, Inc.	$604,152

	BIOTECHNOLOGY - 1.8%
6,460	Vertex Pharmaceuticals, Inc. *	1,188,317

	CHEMICALS - 1.9%
2,795	Sherwin-Williams Co.	1,203,834

	COMMERCIAL SERVICES - 9.4%
37,170	PayPal Holdings, Inc. *	3,859,733
28,610	Square, Inc. *	2,143,461
		6,003,194
	DIVERSIFIED FINANCIAL SERVICES - 6.0%
59,640	Synchrony Financial	1,902,516
12,585	Visa, Inc.	1,965,651
		3,868,167
	ELECTRONICS - 2.3%
17,290	Garmin Ltd.	1,492,992

	ENTERTAINMENT - 2.4%
5,190	Madison Square Garden Co. *	1,521,345

	HEALTHCARE-SERVICES - 3.1%
13,695	IQVIA Holdings, Inc. *	1,970,026

	INSURANCE - 2.9%
25,410	Progressive Corp.	1,831,807

	INTERNET - 6.8%
1,355	Amazon.com, Inc. *	2,412,916
5,380	Netflix, Inc. *	1,918,293
		4,331,209
	MACHINERY-DIVERSIFIED - 1.7%
14,000	Xylem, Inc.	1,106,560

	PHARMACEUTICALS - 3.7%
18,035	Eli Lilly & Co.	2,340,222

	RETAIL - 12.1%
14,105	Lululemon Athletica, Inc. *	2,311,386
20,610	Starbucks Corp.	1,532,147
36,650	TJX Cos., Inc.	1,950,147
5,555	Ulta Beauty, Inc. *	1,937,195
		7,730,875

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Fair Value

	COMMON STOCKS - 99.3% (Continued)
	SEMICONDUCTORS - 6.7%
52,875	Applied Materials, Inc.	$2,097,023
41,190	Intel Corp.	2,211,903
		4,308,926
	SOFTWARE - 30.2%
5,020	Adobe, Inc. *	1,337,780
19,710	Electronic Arts, Inc. *	2,003,127
26,360	Microsoft Corp.	3,108,898
11,515	Salesforce.com, Inc. *	1,823,631
9,370	ServiceNow, Inc. *	2,309,611
16,620	Splunk, Inc. *	2,070,852
14,195	Twilio, Inc. *	1,833,710
16,680	Veeva Systems, Inc. *	2,116,025
15,130	Vmware, Inc.	2,731,116
		19,334,750
	TELECOMMUNICATIONS - 5.6%
4,260	Arista Networks, Inc. *	1,339,600
59,510	Ciena Corp. *	2,222,103
		3,561,703
	TRANSPORTATION - 1.8%
7,905	Old Dominion Freight Line, Inc.	1,141,403

	TOTAL COMMON STOCKS (Cost $53,016,581)	63,539,482

	TOTAL INVESTMENTS - 99.3% (Cost $53,016,581)	$63,539,482
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	440,992
	TOTAL NET ASSETS - 100.0%	$63,980,474

*	Non-Income producing security.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

ASSETS
Investment securities:
At cost	$53,016,581
At fair value	$63,539,482
Cash	470,814
Receivable for Fund shares sold	14,596
Dividends and interest receivable	7,640
Prepaid expenses	30,423
TOTAL ASSETS	64,062,955

LIABILITIES
Payable for Fund shares redeemed	10,891
Investment management fees payable	43,158
Distribution (12b-1) fees payable	3,649
Payable to related parties	13,842
Payable to trustees	2,984
Accrued expenses and other liabilities	7,957
TOTAL LIABILITIES	82,481
NET ASSETS	$63,980,474

Composition of Net Assets:
Paid in capital	$49,416,642
Accumulated earnings	14,563,832
NET ASSETS	$63,980,474

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,740,573
Shares of beneficial interest outstanding (a)	158,546
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$17.29
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$18.34

Class I Shares:
Net Assets	$61,239,901
Shares of beneficial interest outstanding (a)	3,456,296
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$17.72

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $754)	$588,344
Interest	15,291
TOTAL INVESTMENT INCOME	603,635

EXPENSES
Investment management fees	300,051
Distribution (12b-1) fees:
Class A	3,105
Administration fees	47,964
Management services fees	30,976
Registration fees	15,950
Shareholder service fees	11,058
Compliance officer fees	8,958
Trustees fees and expenses	8,469
Audit fees	5,734
Legal fees	5,631
Printing and postage expenses	4,928
Custodian fees	2,768
Insurance expense	765
Other expenses	1,296
TOTAL EXPENSES	447,653

Less: Fees waived by the Manager	(69,600)
NET EXPENSES	378,053

NET INVESTMENT INCOME	225,582

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	5,175,854
Net realized gain	5,175,854
Net change in unrealized depreciation on:
Investments	(8,850,192)
Foreign currency transactions	(50)
Net change in unrealized depreciation	(8,850,242)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,674,388)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,448,806)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2019	Year Ended
	(Unaudited)	September 30, 2018
FROM OPERATIONS
Net investment gain (loss)	$225,582	$(457,140)
Net realized gain from investments and foreign currency transactions	5,175,854	7,877,205
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,850,242)	7,148,995
Net increase (decrease) in net assets resulting from operations	(3,448,806)	14,569,060

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(522,158)
Class I	—	(7,653,222)
Total distributions paid *
Class A	(306,978)	—
Class I	(6,961,275)	—
Net decrease in net assets from distributions to shareholders	(7,268,253)	(8,175,380)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	317,227	2,706,902
Class I	6,771,096	11,438,281
Net asset value of shares issued in reinvestment of distributions:
Class A	133,268	363,224
Class I	5,049,777	5,354,660
Payments for shares redeemed:
Class A	(53,769)	(2,354,898)
Class C ^	—	(28,799)
Class I	(4,893,013)	(13,150,341)
Net increase in net assets from shares of beneficial interest	7,324,586	4,329,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,392,473)	10,722,709

NET ASSETS
Beginning of Period	67,372,947	56,650,238
End of Period **	$63,980,474	$67,372,947

*	Distributions from net investment income and net realized capital gains are combined for the six months ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

**	Net Assets - End of period includes distributions in excess of net investment loss of ($357,377) as of September 30, 2018.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2019	Year Ended
	(Unaudited)	September 30, 2018
SHARE ACTIVITY
Class A:
Shares Sold	18,976	136,636
Shares Reinvested	8,855	20,708
Shares Redeemed	(3,157)	(125,444)
Net increase in shares of beneficial interest outstanding	24,674	31,900

Class C: ^
Shares Redeemed	—	(1,491)
Net decrease in shares of beneficial interest outstanding	—	(1,491)

Class I:
Shares Sold	382,038	585,991
Shares Reinvested	327,695	299,645
Shares Redeemed	(275,217)	(675,202)
Net increase in shares of beneficial interest outstanding	434,516	210,434

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019		September 30,		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2018		2017	2016	2015	2014
Net asset value, beginning of period	$20.94		$19.15		$16.16	$15.06	$15.50	$13.84
Income (loss) from investment operations:
Net investment income (loss) (3)	0.04		(0.18)		(0.14)	(0.11)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.44)		4.67		4.04	1.90	0.88	1.95
Total from investment operations	(1.40)		4.49		3.90	1.79	0.74	1.81
Less distributions from:
Net realized gains	(2.25)		(2.70)		(0.91)	(0.69)	(1.18)	(0.15)
Total distributions	(2.25)		(2.70)		(0.91)	(0.69)	(1.18)	(0.15)
Net asset value, end of period	$17.29		$20.94		$19.15	$16.16	$15.06	$15.50
Total return (1)	(5.08	)% (8)	26.17%		25.66%	12.15%	4.68%	13.16%
Net assets, at end of period (000s)	$2,741		$2,803		$1,953	$2,348	$9,419	$9,433
Ratio of gross expenses to average net assets (2)(4)	1.73	% (7)	1.75	% (6)	1.80%	1.71%	1.77%	1.76%
Ratio of net expenses to average net assets (4)	1.50	% (7)	1.51	% (6)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (4)(5)	0.46	% (7)	(0.97	)% (6)	(0.87)%	(0.71)%	(0.88)%	(0.91)%
Portfolio Turnover Rate	80	% (8)	125%		125%	149%	94%	88%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.74%
Net expenses to average net assets	1.50%
Net investment income to average net assets	(0.96)%

(7)	Annualized

(8)	Not Annualized

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months
	Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2019		September 30,		September 30,		September 30,	September 30,	September 30,
	(Unaudited)		2018		2017		2016	2015	2014
Net asset value, beginning of period	$21.37		$19.45		$16.36		$15.20	$15.60	$13.89
Income (loss) from investment operations:
Net investment income (loss) (3)	0.07		(0.14)		(0.11)		(0.06)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.47)		4.76		4.11		1.91	0.88	1.96
Total from investment operations	(1.40)		4.62		4.00		1.85	0.78	1.86
Less distributions from:
Net realized gains	(2.25)		(2.70)		(0.91)		(0.69)	(1.18)	(0.15)
Total distributions	(2.25)		(2.70)		(0.91)		(0.69)	(1.18)	(0.15)
Net asset value, end of period	$17.72		$21.37		$19.45		$16.36	$15.20	$15.60
Total return (1)	(4.97	)% (9)	26.46%		25.97	% (6)	12.45%	4.92%	13.47%
Net assets, at end of period (000s)	$61,240		$64,570		$54,670		$44,001	$34,123	$17,024
Ratio of gross expenses to average net assets (2)(4)	1.48	% (8)	1.50	% (7)	1.55%		1.46%	1.52%	1.51%
Ratio of net expenses to average net assets (4)	1.25	% (8)	1.26	% (7)	1.25%		1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (4)(5)	0.76	% (8)	(0.73	)% (7)	(0.64)%		(0.42)%	(0.64)%	(0.66)%
Portfolio Turnover Rate	80	% (9)	125%		125%		149%	94%	88%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.49%
Net expenses to average net assets	1.25%
Net investment income to average net assets	(0.72)%

(8)	Annualized

(9)	Not Annualized

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund currently offers two classes of shares: Class A and Class I shares. Class C shares converted into Class A shares on December 18, 2017. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU (“ASU”) 2013-08.

a)     Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2019, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$63,539,482	$—	$—	$63,539,482
Total	$63,539,482	$—	$—	$63,539,482

(a)	As of and during the period ended March 31, 2019, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. For a detailed break-out of common stocks by industry classification, please refer to the Schedule of Investments.

b)     Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended March 31, 2019, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2019, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 – September 30, 2018, or expected to be taken in the Fund’s September 30, 2019 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)     Distribution to Shareholders - Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)     Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

e)     Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)     Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)     Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)     Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2019, there were no CDSC fees paid.

i)     Foreign Currency - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 49,766,383	$ 48,242,436

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended March 31, 2019, management fees of $300,051 were incurred by the Fund, before the waiver and reimbursement described below.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% for Classes A and I of the Fund’s average daily net assets through January 31, 2020 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the period ended March 31, 2019, the Manager waived management fees and/or reimbursed expenses in the amount of $69,600. As of March 31, 2019, the Manager may recapture $107,669 before September 30, 2019, $148,862 before September 30, 2020 and $144,389 before September 30, 2021 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (“Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2019, the Fund incurred $30,976 for such fees.

A Trustee and officer of the Trust is also the controlling member of MFund Services, AlphaCentric Advisors LLC (“AlphaCentric”), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $24,264 in brokerage commissions from the Fund for the period ended March 31, 2019. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blue Giant”) and Northern Lights Distributors, LLC (“NLD”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the period ended March 31, 2019, the Fund incurred $8,958 for such fees.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares, based on average daily net assets of the class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the period ended March 31, 2019, the Distributor received $2,428 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $53,017,079 for the Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,683,860
Unrealized depreciation:	(161,457)
Net unrealized appreciation:	$10,522,403

The tax character of fund distributions paid for the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$1,687,426	$—
Long-Term Capital Gain	6,487,954	2,592,645
	$8,175,380	$2,592,645

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$537,631	$5,725,426	$(357,377)	$—	$—	$19,375,211	$25,280,891

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,616.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $357,377.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, net operating losses, and tax adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$99,763	$(99,763)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, the shareholders listed below held more than 25% of the Fund and may be deemed to control the Fund.

Owner
NFS LLC (1)	29%
Pershing, LLC (1)	27%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adapted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adapted with these financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

(8)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2019

Consideration and Renewal of the Management Agreement with JAG Capital Management LLC with respect to JAG Large Cap Growth Fund

In connection with the regular meeting held on November 19, 2018, the Board of Trustees (the “Board” or the “Trustees” ) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and JAG Capital Management LLC (“JAG”), with respect to JAG Large Cap Growth Fund (the “JAG Large Cap”) .

The Board was assisted by legal counsel throughout the review process. The Boiard relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating and weighting each of the Gartenberg Factors to be considered. The conclusions reached by the Board was based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with its deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by JAG.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of JAG’s personnel responsible for the day-to-day management of JAG Large Cap. The Board noted that although one of the portfolio managers was stepping down from his role, he would still be serving JAG in another capacity and available to advise on the management of JAG Large Cap as needed. The Board agreed that JAG’s team was dedicated to the continued success of the Fund. The Board observed that the investment process for JAG Large Cap was to invest in common stocks of U.S. companies by selecting stocks from the Russell 1000 Growth Index with market capitalization greater than $5 billion. It discussed that JAG used a proprietary factor model to rank securities based on earnings and revenue growth, quality and valuation and relative strength, and that JAG followed a fully-invested, long-only investment policy. The Board commented that JAG had no material compliance, regulatory or litigation issues since the most recent renewal of the management agreement, and observed that JAG had adequate E&O insurance. The Board concluded that the services provided by JAG were satisfactory and in-line with its expectations.

Performance. The Board remarked that JAG Large Cap had continued strong performance since the management agreement was last renewed, and had outperformed its peer group, Morningstar category and S&P 500 Total Return Index over the 1-, 3- and 5- year periods, and outperformed its peer group and benchmark for the since inception period. The Board noted that JAG Large Cap had outperformed the Russell 1000 Growth Index over the 3- year period and was in line with the index for the 1-year, 5-year and since inception periods. The Board commented that JAG attributed much of JAG Large Cap’s outperformance to its holdings in the information technology, consumer discretionary and communications services sectors. The Board concluded that JAG Large Cap’s performance was acceptable.

Fees and Expenses. The Board noted that the advisory fee for JAG Large Cap was 1.00% which was tied with the high of its peer group, but lower than the high of its Morningstar category. The Board remarked that the 1.25% net expense ratio for JAG Large Cap was lower than the averages of its peer group and Morningstar category while slightly higher than the mean. The Board noted that JAG applied in-depth analysis using its proprietary models to actively manage JAG Large Cap. The Board discussed the quality of JAG’s research to maintain its statistically-driven investment model. The Board concluded that JAG’s advisory fee was not unreasonable.

Profitability. The Board noted that JAG earned a profit from its management of JAG Large Cap. The Board discussed that JAG’s profit margin was reasonable in terms of actual dollars and as a percentage of revenue. After further discussion, the Board concluded that JAG’s profitability was not excessive.

Economies of Scale. The Board considered whether JAG had realized economies of scale with respect to its advisory services for JAG Large Cap. The Board agreed that JAG did not appear to have benefited from material

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2019

economies of scale, but noted that the JAG was willing to revisit the issue of economies of scale as JAG Large Cap’s assets increased.

Conclusion. Having requested and received such information from JAG as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of JAG Large Cap and its shareholders.

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/18	3/31/19	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$949.20	$7.29	1.50%
Class I	1,000.00	950.30	6.08	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/18	3/31/19	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$1,017.45	$7.54	1.50%
Class I	1,000.00	1,018.70	6.29	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Jag Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2019

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisory Agreement, Management Services Agreement and Distribution (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

ITEM 13. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 5, 2019